FORWARD FUNDS
                                  (the "Trust")

                           Forward Emerald Growth Fund
                    Forward Emerald Banking and Finance Fund
                         Forward Emerald Technology Fund
                                  (the "Funds")

                        Supplement dated August 15, 2005

       (to the Forward Emerald Funds Prospectus and SAI dated May 2, 2005)

Appointment of a new Distributor

On or about September 9, 2005, ALPS Distributors, Inc. ("ALPS Distributors") will serve as distributor to the Funds. On or about September 9, 2005, all references in the Prospectus and Statement of Additional Information to the Distributor will be to ALPS Distributors, and all references to the address of the Distributor will be to 1625 Broadway, Suite 2200, Denver, CO 80202. In addition, all references to the telephone number to contact the Funds, the Distributor or to make shareholder inquiries will be to (800) 232-0224.

On or about September 9, 2005, the following information replaces the information found in the paragraph describing the Distributor on Page 33 of the
SAI:

Distributor. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated on or about September 9, 2005 (the "Distribution Agreement"), between the Trust and ALPS Distributors Inc. (the "Distributor"), located at 1625 Broadway, Suite 2200, Denver, CO 80202. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days' written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

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Appointment of a new Transfer Agent and Administrator

Effective on or about September 9, 2005, ALPS Mutual Fund Services, Inc. ("ALPS") will serve as administrator and transfer agent to the Funds. Effective on or about September 9, 2005, all references in the Prospectus and Statement of Additional Information to the Transfer Agent or Administrator will be to ALPS, and all references to the address of the Transfer Agent or Administrator will be to 1625 Broadway, Suite 2200, Denver, CO 80202. In addition, all references to the telephone number to contact the Transfer Agent will be to (800) 232-0224.


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Effective on or about September 9, 2005, the following information replaces the information found under the heading "Administrator, Accounting Agent and Transfer Agent" on Page 36-37:

TRANSFER AGENT AND ADMINISTRATOR

ALPS Mutual Fund Services, Inc. (hereinafter "ALPS," "Transfer Agent" or "Administrator"), whose principal business address is 1625 Broadway, Suite 2200, Denver, CO 80202, acts as the Funds' administrator, transfer agent and dividend disbursing agent for the Funds pursuant to a Transfer Agency and Services Agreement. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to ALPS at 1625 Broadway, Suite 2200, Denver, CO 80202 or by calling (800) 232-0224.

As Administrator, ALPS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, the Funds pay ALPS a monthly fee based on the daily net assets of the Funds. ALPS receives an annual fee of 0.065% up to and including the first $1 billion in assets, 0.035% for the next $2 billion in assets, 0.03% for all assets over $3 billion. The Administration Agreement between the Funds and ALPS has an initial term of three years and will renew automatically for successive one-year terms. The Administration Agreement between the Funds and ALPS has an initial term of three years and will renew automatically for successive one-year terms.

Prior to September 9, 2005, Citco Mutual Fund Services, Inc. provided bundled administrative, transfer agent and accounting services for a bundled annualized fee. For the fiscal years ended June 30, 2004, and 2003, Citco received fees totaling $766,475, and $317,655, respectively from the Funds for performing these services. For the fiscal year ended June 30, 2002, the Funds' prior servicing agent, U.S. Bancorp Fund Services, LLC, received fees totaling $543,688 from the Funds for performing administrative, accounting and transfer agency services.

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Appointment of a new Custodian

Effective on or about September 9, 2005, Brown Brothers Harriman & Co. ("BBH") will serve as custodian to the Funds. On or about September 9, 2005, all references in the Prospectus and Statement of Additional Information to the Custodian will be to BBH. In addition, effective on or about September 9, 2005, all references to the address of the Custodian will be to 40 Water Street, Boston, Massachusetts 02109.

Effective on or about September 9, 2005, the following information replaces the information found under the heading "Custodian" on Page 37:

CUSTODIAN

Brown Brothers Harriman & Co. ("BBH") is the Trust's custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of each Fund's assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust's portfolio securities.


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